U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT ( DATE OF EARLIEST EVENT REPORTED ) NOVEMBER 16, 1999

                             TRIANGLE BANCORP, INC.
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NORTH CAROLINA                        0-21346                56-1764546
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(STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
    OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

4300 GLENWOOD AVENUE, RALEIGH, NORTH CAROLINA                   27612
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (919) 881-0455
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Item 5.  Other Information

On March 16, 1999, the Board of Directors of Triangle Bancorp, Inc. ("Triangle") authorized the repurchase of up to 400,000 shares of Triangle's common stock. The repurchase represented approximately 1.6% of Triangle's then issued and outstanding common stock. The repurchase program began March 16, 1999.

The repurchase program was suspended on August 23, 1999 upon the announcement of the proposed acquisition of Triangle by Centura Banks, Inc. On November 16, 1999, the Board of Directors of Triangle formally rescinded the repurchase program, effective as of August 23, 1999.

A total of 221,150 shares of stock were purchased under the repurchase program. All shares purchased under the authorization were or will be used for general corporate purposes.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Triangle Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRIANGLE BANCORP, INC.
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                                               (Registrant)




Date November 30, 1999                    By:   /s/ Debra L. Lee
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                                             Debra L. Lee
                                             Chief Financial Officer


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